UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 13, 2014
Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective February 14, 2014, the Board of Directors of Lucas Energy, Inc. (the “Company”), increased the number of members of the Board of Directors of the Company from five to six members and appointed Anthony C. Schnur, the President, Chief Executive Officer, Interim Chief Financial Officer, Interim Treasurer and Interim Secretary of the Company as a member of the Board of Directors to fill the vacancy created by such increase in board members.

The Board of Directors believes that Mr. Schnur’s extensive experience in the oil and gas industry, as well as his knowledge of the Company’s operations, qualify him as a valued addition to the Board of Directors.  Mr. Schnur has not yet been appointed to any committees of the Board of Directors.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s Annual Meeting of Shareholders was held on February 13, 2014 (the “Meeting”).  A total of 29,965,974 shares of common stock were issued and outstanding as of the record date of the Meeting, December 27, 2013, and a total of 25,247,727 shares were present at or were voted at the Meeting, constituting a quorum.  The following proposals were voted on at the Meeting (as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the SEC on January 3, 2014, the “Proxy”), with the results of such voting as follows:

Proposal		For	Withheld*
1)

The election of five (5) Directors to the Company's Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal*

	a) Ken Daraie	9,420,163	3,402,531
	b) Ryan J. Morris	9,417,023	3,405,671
	c) J. Fred Hofheinz	12,440,100	382,594
	d) W. Andrew Krusen, Jr.	9,406,063	3,416,631
	e) Fred S. Zeidman	12,309,260	513,434

		For	Against	Abstain*
2)	The ratification of the Company’s 2014 Stock Incentive Plan	11,382,509	1,300,563	139,622

		For	Against	Abstain
3)	To ratify the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending March 31, 2014	24,863,502	296,741	87,484

		For	Against	Abstain*
4)	To approve on a non-binding basis, the compensation of our named executive officers	12,113,507	559,931	149,256

		1 Year	2 Years	3 Years	Abstain*
5)	To approve on a non-binding basis, the frequency of the advisory vote on compensation of our named executive officers	4,345,095	94,501	8,093,944	289,154

* There were also 12,425,033 Broker Non-Votes on these proposals.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	2014 Stock Incentive Plan of Lucas Energy, Inc.
99.1	Press Release dated February 18, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: /s/ Anthony C. Schnur
Name: Anthony C. Schnur
Title: Chief Executive Officer

February 18, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	2014 Stock Incentive Plan of Lucas Energy, Inc.
99.1	Press Release dated February 18, 2014